SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

DOUBLE CROWN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53389	98-0491567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2312 N. Green Valley Parkway Suite 1026 Henderson, Nevada	89014
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (707) 961-6016

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	On December 3, 2012, the Company Board of Directors, acting through the Chief Executive Officer accepted the resignation of Michael F. Cronin, CPA from his engagement to be the independent certifying accountant for the Company. Mr. Cronin is pursuing a career in the private sector.

(b)	On April 1, 2013, the Company engaged Patrick Rodgers CPA, PA to act as the Company’s independent registered public accountant beginning. Neither the Company nor anyone acting on the Company’s behalf hired New Firm in any capacity, nor consulted with any member of that firm as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered as to the financial statements, nor was a written report or oral advice rendered that was an important factor considered by the Company or any of its employees in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was either the subject of a disagreement or reportable event under 304(a)2) of Regulation S-K during the two most recent fiscal years and subsequent interim period through April 1, 2013.

(c)	The engagement of a new accountant and the acceptance of the resignation of the prior accountant was done by the Chief Executive Officer and member of the Board of the Company, with the knowledge and approval of the other members of the Board of Directors. The Company does not have an audit committee or any other committee charged with oversight of financial matters, and has entrusted this responsibility in its Chief Executive Officer acting as the Company’s Chief Financial Officer.

(d)	Since his engagement and to the date of his resignation, there have not been, nor are there now, any disagreements between the Company and Michael F. Cronin, CPA. with respect to any matter of accounting principles, practices, financial statement disclosure, auditing scope or procedure for the reporting and filing completed prior to this date, nor have there been any “reportable events” as defined by Regulation S-K section 304(a)(1)(v) during that same period, other than has been reported and disclosed as required nor has his report on the financial statements for either of the past two years contained an adverse opinion, a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

(e)	The Company’s prior certifying accountant, Michael F. Cronin, CPA. has reviewed this disclosure and consented as set forth in exhibit 16.1 submitted herewith.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter dated December 3, 2012, from Michael F. Cronin, CPA to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2013

DOUBLE CROWN RESOURCES, INC. By: /s/ Jerry Drew Jerry Drew Chief Executive Officer

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